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                                                                      EXHIBIT 99

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Standard Commercial Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), each of the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Robert E. Harrison
                                      --------------------------------------
                                      Robert E. Harrison
                                      President and Chief Executive Officer


                                      /s/ Robert A. Sheets
                                      --------------------------------------
                                      Robert A. Sheets
                                      Vice President and Chief Financial Officer

June 4, 2003